SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 2002

Wells Real Estate Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code     (770) 449-7800

(Former name or former address, if changed since last report)

Item 2.    Acquisition of Assets

IRS Long Island Buildings

On September 16, 2002, Wells REIT-Holtsville, NY, LLC (“REIT-Holtsville”), a Georgia limited liability company wholly-owned by Wells Operating Partnership, L.P. (“Wells OP”), a Delaware limited partnership formed to acquire, own, lease and operate real properties on behalf of Wells Real Estate Investment Trust, Inc. (the “Registrant”), purchased a two-story office building (the “IRS Office Building”) and a one-story daycare facility (the “IRS Daycare Facility”) containing an aggregate 259,700 rentable square feet located in Holtsville, New York for a purchase price of $50,975,000, plus closing costs (the “IRS Long Island Buildings”) from HIRS Associates LLC (“HIRS”). HIRS is not in any way affiliated with the Registrant, Wells OP, REIT-Holtsville, or our advisor, Wells Capital, Inc.

The IRS Office Building was built in 2000 and is located at 5000 Corporate Court in Holtsville, New York on a 36.25-acre tract of land. The IRS Daycare Facility was built in 1999 and is located on a 1.87-acre tract of land located at 2 Corporate Drive in Holtsville, New York. The IRS Office Building is located in central Long Island in a campus setting. The property was developed as a flagship campus for the Internal Revenue Service (“IRS”) and is one of only eight processing and collection facilities in the country.

Approximately 191,050 of the aggregate rentable square feet of the IRS Long Island Buildings (74%) is currently leased to the United States of America through the U.S. General Services Administration (“U.S.A.”) for occupancy by the IRS under three separate lease agreements for the processing & collection division of the IRS (“IRS Collection”), the compliance division of the IRS (“IRS Compliance”), and the IRS Daycare Facility. REIT-Holtsville is negotiating for the remaining 26% of the IRS Long Island Buildings to be leased by the U.S.A. on behalf of the IRS or to another suitable tenant. If REIT-Holtsville should lease this space to the U.S.A. or another suitable tenant within 18 months, REIT-Holtsville would owe HIRS an additional amount of up to $14,500,000 as additional purchase price for the IRS Long Island Buildings pursuant to the terms of an earnout agreement entered into between REIT-Holtsville and HIRS at the closing.

All three of the IRS leases include provisions that require the landlord and the property manager to comply with various employment related practices and other various laws typically required by government entities. Although the Registrant believes that the Registrant, Wells OP and REIT-Holtsville are exempt from these requirements, if a determination were made that these or other affiliated entities violated these lease provisions, the U.S.A. has the right under each of the IRS leases to terminate the lease or to require compliance by the appropriate entities.

The IRS Collection lease, which encompasses 128,000 rentable square feet of the IRS Office Building, commenced in August 2000 and expires in August 2005. The current annual base rent payable under the IRS Collection lease is $5,029,380. The annual base rent payable under the IRS Collection lease for the remaining two years of the initial lease term will be $2,814,900. The U.S.A., at its option, has the right to extend the initial term of its lease for two additional five-year periods at annual rental rates of $4,209,869 and $4,999,219, respectively.

The IRS Compliance lease, which encompasses 50,949 rentable square feet of the IRS Office Building, commenced in December 2001 and expires in December 2011. The annual base rent payable under the IRS Compliance lease for the initial term of the lease is $1,663,200. The U.S.A., at its option, has the right to extend the initial term of its lease for one additional ten-year period at an annual rental rate of $2,217,600.

The IRS Daycare Facility lease, which encompasses the entire 12,100 rentable square feet of the IRS Daycare Facility, commenced in October 1999 and expires in September 2004. The annual base rent payable under the IRS Daycare Facility lease for the initial term of the lease is $486,799. The U.S.A., at its option, has the right to extend the initial term of its lease for two additional five-year periods at an annual rental rate of $435,600.

AmCap Management Corporation, an affiliate of HIRS, will serve as the initial property manager of the IRS Long Island Buildings for a period of up to 18 months. AmCap Management Corporation is not in any way affiliated with the Registrant, Wells OP, REIT-Holtsville or our advisor. Prior to the expiration of the 18-month term of the property management agreement, REIT-Holtsville will be required to locate and hire a new property manager for the IRS Long Island Buildings.

The AmeriCredit Phoenix Property

Purchase of the AmeriCredit Phoenix Property.    On September 12, 2002, Wells OP purchased a 14.74 acre tract of land located in Chandler, Maricopa County, Arizona (AmeriCredit Phoenix Property) for $2,632,298, plus closing costs. Wells OP purchased the AmeriCredit Phoenix Property from Price & Germann Roads, L.L.C., an Arizona limited liability company (“Price”). Price is not in any way affiliated with the Registrant, Wells OP or our advisor.

Wells OP has entered into a development agreement and an owner-contractor agreement to construct a three-story office building containing 153,494 rentable square feet (“AmeriCredit Phoenix Project”) on the AmeriCredit Phoenix Property. Wells OP anticipates that the aggregate of all costs and expenses to be incurred with respect to the acquisition of the AmeriCredit Phoenix Property, and the planning, design, development, construction and completion of the AmeriCredit Phoenix Project will total approximately $24,700,000.

Development Agreement.    Wells OP entered into a Development Agreement (“Development Agreement”) with ADEVCO Corporation, a Georgia corporation (“Developer”), as the exclusive development manager to supervise, manage and coordinate the planning, design, construction and completion of the AmeriCredit Phoenix Project. The Developer is not affiliated with Wells OP or our advisor.

As compensation for the services to be rendered by the Developer under the Development Agreement, Wells OP will pay a development fee payable ratably (on the basis of the percentage of construction completed) as the construction and development of the AmeriCredit Phoenix Project is completed.

Owner-Contractor Agreement.    Wells OP entered into an Owner-Contractor Agreement (“Construction Agreement”) with Bovis Lend Lease, Inc. (“Contractor”) for the construction of the AmeriCredit Phoenix Project. The Contractor is a worldwide construction company with U.S. headquarters in New York. The Contractor provides services in a variety of sectors in the construction industry, including commercial, residential, industrial, pharmaceutical, sports and leisure, and retail and entertainment. The Contractor is not affiliated with Wells OP or our advisor.

The Contractor began construction of the AmeriCredit Phoenix Project in September, 2002. The AmeriCredit Phoenix Project will consist of the construction of a three-story office building containing approximately 153,494 rentable square feet (“AmeriCredit Phoenix Building”).

The Construction Agreement provides that Wells OP will pay the Contractor a maximum of $10,398,274 for the construction of the AmeriCredit Phoenix Project which includes all estimated fees and costs, including the architect fees. The Contractor will be responsible for all costs of labor, materials, construction equipment and machinery necessary for completion of the AmeriCredit Phoenix Project. In addition, the Contractor will be required to secure and pay for any additional business licenses, tap fees and building permits which may be necessary for construction of the AmeriCredit Phoenix Project.

AmeriCredit Phoenix Lease.    AmeriCredit is wholly-owned by, and serves as the primary operating subsidiary for, AmeriCredit Corp., a Texas corporation whose common stock is publicly traded on the NYSE. AmeriCredit Corp. is the guarantor of the lease. AmeriCredit is the world’s largest independent middle-market automobile finance company. AmeriCredit purchases loans made by franchised and select independent dealers to consumers buying late model used and, to a lesser extent, new automobiles. AmeriCredit Corp. reported a net worth, as of December 31, 2001, of approximately $1.2 billion.

The AmeriCredit Phoenix lease will commence shortly after completion of construction of the AmeriCredit Phoenix Building, which we expect to occur in approximately March 2003. The AmeriCredit Phoenix lease expires 10 years and four months after lease commencement. AmeriCredit has the right to extend the initial term of this lease for two additional five-year terms at 95% of the then-current market rental rate. In addition, AmeriCredit may terminate the AmeriCredit Phoenix lease at the end of the 88th month by paying a $2,512,697 termination fee.

As an inducement for Wells OP to enter into the AmeriCredit Phoenix lease, AmeriCredit has prepaid to Wells OP the first three years of base rent on the AmeriCredit Phoenix Building at a discounted amount equal to $4,827,945 rather than the amount of base rent that would otherwise have been payable ratably over the first three years of the lease term. Wells OP will be required to repay this prepaid rent or some portion thereof under certain circumstances described in the AmeriCredit Phoenix lease such as failure of Wells OP to substantially complete construction of the building in accordance with specifications by August 1, 2003, damage or destruction of the building, eminent domain taking of the property and failure of Wells OP to make required repairs to the building. Wells OP has obtained and delivered an irrevocable stand-by letter of credit from Bank of America, N.A. to AmeriCredit in the amount of the prepaid rent to secure Wells OP’s obligation to repay the prepaid rent under these conditions.

Wells Management Company, Inc. (“Wells Management”), an affiliate of the Registrant and our advisor, will be paid management and leasing fees in the amount of 4.5% of gross revenues from the AmeriCredit Phoenix Building, subject to certain limitations. In addition, Wells Management will receive a one-time initial lease-up fee relating to the leasing of the AmeriCredit Phoenix Building equal to one month’s rent estimated to be approximately $207,000.

Item 7.    Financial Statements and Exhibits

(a) Financial Statements.    The Registrant hereby provides the required financial statements of the Registrant relating to the acquisitions by the Registrant of the IRS Long Island Buildings located in Holtsville, New York and the AmeriCredit Phoenix Property located in Chandler, Arizona. Such financial statements are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

IRS Long Island Buildings

Page
Report of Independent Auditors	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2001 (audited) and for the six months ended June 30, 2002 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2001 (audited) and for the six months ended June 30, 2002 (unaudited)	F-3

Wells Real Estate Investment Trust, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of June 30, 2002 (unaudited)	F-6

Pro Forma Statement of Income for the year ended December 31, 2001 (unaudited)	F-8

Pro Forma Statement of Income for the six months ended June 30, 2002 (unaudited)	F-9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC. (Registrant) By: /S/ LEO F. WELLS, III Leo F. Wells, III President

Date:    September 30, 2002

Report of Independent Auditors

Shareholders and Board of Directors
Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the IRS Long Island Buildings (the “Buildings”) for the year ended December 31, 2001. This statement is the responsibility of the Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the IRS Long Island Buildings for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

/S/    ERNST & YOUNG LLP

Atlanta, Georgia
September 26, 2002

IRS Long Island Buildings

Statements of Revenues Over Certain Operating Expenses

Year ended December 31, 2001 and the six months ended June 30, 2002 (unaudited)

	2002	2001
	(Unaudited)

Rental revenues	$3,106,658	$4,665,840
Operating expenses, net of reimbursements	641,803	745,258

Revenues over certain operating expenses	$2,464,855	$3,920,582

See accompanying notes.

IRS Long Island Buildings

Notes to Statements of Revenues Over Certain Operating Expenses

Year ended December 31, 2001 and the six months ended June 30, 2002 (unaudited)

1.	Organization and Significant Accounting Policies

Description of Real Estate Property Acquired

On September 13, 2002, Wells REIT—Holtsville, NY, LLC (the “Company”) acquired the IRS Long Island Buildings (the “Buildings”) from HIRS Associates, LLC (“HIRS”). The Company, a Georgia limited liability company, was created on September 10, 2002 by the Wells Operating Partnership, L.P. (“Wells OP’) as the sole member of the Company. Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

The United States of America, through the U.S. General Services Administration (“GSA”), currently leases 191,049 of the total 259,700 rentable square feet on behalf of the Internal Revenue Service under three leases (the “IRS Collection Lease”, the “IRS Compliance Lease” and the “IRS Daycare Facility Lease”, collectively, the “IRS Leases”). The GSA is a centralized federal procurement and property management agency created by Congress to improve government efficiency and effectiveness. GSA acquires on the government’s behalf, the office space, equipment, telecommunications, information technology, supplies and services they need to achieve their agency’s mission of services to the public. HIRS’s interests in the GSA Leases were assigned to Wells OP upon acquisition of the Buildings. The IRS Collection Lease commenced in August 2000 and expires in August 2005. The IRS Compliance Lease commenced in December 2001 and expires in December 2011. The IRS Daycare Facility Lease commenced in October 1999 and expires in September 2004. Under the IRS Leases, beginning in the second lease year and each year after, the tenant will pay, as adjusted rent, changes in costs from the first lease year for cleaning services, supplies, materials, maintenance, trash removal, landscaping, sewer charges and certain administrative expenses attributable to occupancy. The amount of the adjustment will be computed using the Cost of Living Index. Wells OP will be responsible for maintaining and repairing the Buildings’ roof, structural elements and mechanical systems.

If the Company secures an additional lease with the IRS or another suitable tenant for the remaining 68,651 square feet of vacant space in the Buildings within 18 months, the Company would owe an additional amount of up to $14,500,000 as additional purchase price for the Buildings pursuant to the terms of an earnout agreement entered into between the Company and HIRS at closing.

Rental Revenues

Rental income is recognized on a straight-line basis over the term of the lease.

2.    Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange

Notes to Statements of Revenues Over Certain Operating Expenses
(Continued)

Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as depreciation, interest, and management fees. Therefore, these statements are not comparable to the statement of operations of the Buildings after its acquisition by Wells OP.

3.    Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows:

2002	$6,761,367
2003	6,256,896
2004	4,843,722
2005	3,305,530
2006	1,663,200
Thereafter	8,316,000

$31,146,715

WELLS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust, Inc. included in its annual report on Form 10-K for the year ended December 31, 2001 and quarterly report on Form 10-Q for the period ended June 30, 2002. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of June 30, 2002 has been prepared to give effect to the third quarter 2002 acquisitions of the ISS Atlanta Buildings, the PacifiCare San Antonio Building, the Kerr McGee Property, the BMG Greenville Buildings, the Kraft Atlanta Building, the Nokia Dallas Buildings (the “Other Recent Acquisitions”), the AmeriCredit Phoenix Property and the IRS Long Island Buildings (collectively, the “Recent Acquisitions”) by Wells OP as if the acquisitions occurred on June 30, 2002.

The following unaudited pro forma statement of income for the six months ended June 30, 2002 has been prepared to give effect to the first and second quarter 2002 acquisitions of the Arthur Andersen Building, the Transocean Houston Building, the Novartis Atlanta Building, the Dana Corporation Buildings, the Travelers Express Denver Buildings, the Agilent Atlanta Building, the BellSouth Ft. Lauderdale Building, the Experian/TRW Buildings, the Agilent Boston Building, the TRW Denver Building, the MFS Phoenix Building (collectively, the “2002 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Kerr McGee Property and the AmeriCredit Phoenix Property had no operations during the six months ended June 30, 2002.

The following unaudited pro forma statement of income for the year ended December 31, 2001 has been prepared to give effect to the 2001 acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Building, the Lucent Building, the ADIC Buildings, the Convergys Building, the Windy Point Buildings (collectively, the “2001 Acquisitions”), the 2002 Acquisitions and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Nissan Property, the Travelers Express Denver Buildings, the Kerr McGee Property and the AmeriCredit Phoenix Property had no operations during 2001.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financial statements of Wells Real Estate Investment Trust, Inc.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the 2001 Acquisitions, 2002 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2001.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2002

(Unaudited)

ASSETS

		Pro Forma Adjustments
		Recent Acquisitions
	Wells Real Estate Investment Trust, Inc. (h)	Other		AmeriCredit Phoenix		IRS Long Island		Pro Forma Total
REAL ESTATE ASSETS, at cost:
Land	$110,330,449	$20,288,044	(a)	$2,671,324	(a)	$4,200,000	(a)	$138,598,933
		825,675	(b)	108,717	(b)	174,724	(b)
Buildings, less accumulated depreciation of $37,717,737	689,490,969	195,198,843	(a)	0		46,287,120	(a)	940,846,653
		7,944,138	(b)	0		1,925,583	(b)
Construction in progress	16,081,841	379,901		0		0		16,461,742

Total real estate assets	815,903,259	224,636,601		2,780,041		52,587,427		1,095,907,328

CASH AND CASH EQUIVALENTS	341,909,775	(203,990,460	)(a)	(2,671,324	)(a)	(51,454,530	)(a)	373,104,877
		299,804,576	(c)
		(10,493,160	)(d)
INVESTMENT IN JOINT VENTURES	76,217,870	0		0		0		76,217,870
INVESTMENT IN BONDS	22,000,000	32,500,000	(e)	0		0		54,500,000
ACCOUNTS RECEIVABLE	10,709,104	0		0		0		10,709,104
DEFERRED LEASE ACQUISITION COSTS, NET	1,790,608	0		0		0		1,790,608
DEFERRED PROJECT COSTS	14,314,914	(8,769,813	)(b)	(108,717	)(b)	(2,100,307	)(b)	13,829,237
		10,493,160	(d)
DEFERRED OFFERING COSTS	1,392,934	0		0		0		1,392,934
DUE FROM AFFILIATES	1,897,309	0		0		0		1,897,309
NOTE RECEIVABLE	5,149,792	0		0		0		5,149,792
PREPAID EXPENSES AND OTHER ASSETS, NET	1,881,308	0		0		967,410	(g)	2,848,718

Total assets	$1,293,166,873	$344,180,904		$0		$0		$1,637,347,777

LIABILITIES AND SHAREHOLDERS’ EQUITY

		Pro Forma Adjustments
		Recent Acquisitions
	Wells Real Estate Investment Trust, Inc. (h)	Other		AmeriCredit Phoenix	IRS Long Island	Pro Forma Total
LIABILITIES:
Accounts payable and accrued expenses	$11,840,214	$173,567	(a)	$0	$0	$12,013,781
Notes payable	15,658,141	11,702,761	(a)	0	0	27,360,902
Obligations under capital lease	22,000,000	32,500,000	(f)	0	0	54,500,000
Dividends payable	4,538,635	0		0	0	4,538,635
Due to affiliates	2,106,790	0		0	0	2,106,790
Deferred rental income	1,013,544	0		0	0	1,013,544

Total liabilities	57,157,324	44,376,328		0	0	101,533,652

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP	200,000	0		0	0	200,000

SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value; 125,000,000 shares authorized, 145,589,053 shares issued and 144,366,772 outstanding at June 30, 2002	1,455,890	299,805	(c)	0	0	1,755,695
Additional paid-in capital	1,290,858,515	299,504,771	(c)	0	0	1,590,363,286
Cumulative distributions in excess of earnings	(43,991,669)	0		0	0	(43,991,669)
Treasury stock, at cost, 1,222,381 shares	(12,223,808)	0		0	0	(12,223,808)
Other comprehensive loss	(289,379)	0		0	0	(289,379)

Total shareholders’ equity	1,235,809,549	299,804,576		0	0	1,535,614,125

Total liabilities and shareholders’ equity	$1,293,166,873	$344,180,904		$0	$0	$1,637,347,777

(a)	Reflects Wells Real Estate Investment Trust, Inc.’s purchase price for the land, building and liabilities assumed.

(b)	Reflects deferred project costs applied to the land and building at approximately 4.07% of the cash paid for purchase.

(c)	Reflects capital raised through issuance of additional shares subsequent to June 30, 2002 through IRS Long Island acquisition date.
(d)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (c) above.

(e)	Reflects investment in bonds for which 100% of the principal balance becomes payable on December 1, 2015.

(f)	Reflects mortgage note secured by the Deed of Trust to the ISS Atlanta Buildings for which 100% of the principal balance becomes payable on December 1, 2015.

(g)	Reflects portion of purchase price placed in escrow to ensure completion of seller repairs.

(h)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001

(Unaudited)

		Pro Forma Adjustments
						Recent Acquisitions
	Wells Real Estate Investment Trust, Inc. (f)	2001 Acquisitions		2002 Acquisitions		Other		IRS Long Island		Pro Forma Total
REVENUES:
Rental income	$44,204,279	$11,349,076	(a)	$14,846,431	(a)	$20,937,018	(a)	$4,605,406	(a)	$95,942,210
Equity in income of joint ventures	3,720,959	1,111,850	(b)	0		0		0		4,832,809
Interest income	1,246,064	0		0		0		0		1,246,064
Take out fee	137,500	0		0		0		0		137,500

	49,308,802	12,460,926		14,846,431		20,937,018		4,605,406		102,158,583

EXPENSES:
Depreciation	15,344,801	5,772,761	(c)	5,356,374	(c)	7,783,213	(c)	1,928,508	(c)	36,185,657
Interest	3,411,210	0		0		0		0		3,411,210
Operating costs, net of reimbursements	4,128,883	2,854,275	(d)	1,505,269	(d)	5,452	(d)	745,258	(d)	9,239,137
Management and leasing fees	2,507,188	510,708	(e)	668,090	(e)	942,165	(e)	207,243	(e)	4,835,394
General and administrative	973,785	0		0		0		0		973,785
Amortization of deferred financing costs	770,192	0		0		0		0		770,192
Legal and accounting	448,776	0		0		0		0		448,776

	27,584,835	9,137,744		7,529,733		8,730,830		2,881,009		55,864,151

NET INCOME	$21,723,967	$3,323,182		$7,316,698		$12,206,188		$1,724,397		$46,294,432

EARNINGS PER SHARE, basic and diluted	$0.43									$0.27

WEIGHTED AVERAGE SHARES, basic and diluted	50,520,853									174,347,229

(a)	Rental income is recognized on a straight-line basis.

(b)
Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of Wells XII-REIT Joint Venture related to the acquisition of the Comdata Building and equity in income of Wells XIII-REIT Joint Venture related to the acquisition of the AmeriCredit Building and the ADIC Building.

(c)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.

(d)	Consists of nonreimbursable operating expenses.

(e)	Management and leasing fees are calculated at 4.5% of rental income.

(f)	Historical financial information derived from annual report on Form 10-K.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2002

(Unaudited)

		Pro Forma Adjustments
				Recent Acquisitions
	Wells Real Estate Investment Trust, Inc. (e)	2002 Acquisitions		Other		IRS Long Island		Pro Forma Total
REVENUES:
Rental income	$38,571,815	$7,307,774	(a)	$11,110,788	(a)	$3,076,351	(a)	$60,066,728
Equity in income of joint ventures	2,478,686	0		0		0		2,478,686
Interest income	2,648,351	0		0		0		2,648,351
Take out fee	134,102	0		0		0		134,102

	43,832,954	7,307,774		11,110,788		3,076,351		65,327,867

EXPENSES:
Depreciation	12,903,282	2,588,546	(b)	4,062,859	(b)	964,254	(b)	20,518,941
Interest	880,002	0		0		0		880,002
Operating costs, net of reimbursements	2,063,997	300,018	(c)	79,067	(c)	641,803	(c)	3,084,885
Management and leasing fees	1,903,082	328,850	(d)	499,985	(d)	138,436	(d)	2,870,353
General and administrative	1,121,457	0		0		0		1,121,457
Amortization of deferred financing costs	424,992	0		0		0		424,992

	19,296,812	3,217,414		4,641,911		1,744,493		28,900,630

NET INCOME	$24,536,142	$4,090,360		$6,468,877		$1,331,858		$36,427,237

EARNINGS PER SHARE, basic and diluted	$0.22							$0.21

WEIGHTED AVERAGE SHARES, basic and diluted	110,885,641							174,347,229

(a)	Rental income is recognized on a straight-line basis.

(b)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.

(c)	Consists of nonreimbursable operating expenses.

(d)	Management and leasing fees are calculated at 4.5% of rental income.

(e)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.